SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Ashworth, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
DIRECTORS AND EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
ANNUAL REPORT
AUDIT COMMITTEE CHARTER

ASHWORTH, INC.

2765 Loker Avenue West
Carlsbad, California 92008
(760) 438-6610

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD WEDNESDAY, MARCH 24, 2004

     The annual meeting of stockholders of Ashworth, Inc., a Delaware corporation (the “Company”), will be held at the Company’s corporate headquarters at 2765 Loker Avenue West, Carlsbad, California 92008, on Wednesday, March 24, 2004, at 8:00 a.m. local time, to consider and act upon the following matters:

1.	To elect three Class II directors of the Company to serve for the ensuing three years, one Class I director to serve for the ensuing two years, and one Class III director to serve for the ensuing year; and

2.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

     Stockholders of record at the close of business on January 26, 2004 will be entitled to vote at the meeting or any postponement or adjournment thereof. A proxy statement is enclosed; please read it carefully. Proxies are being solicited by the Board of Directors of the Company.

     All stockholders, whether or not you expect to attend the meeting in person, are urged to sign and date the enclosed proxy and return it promptly in the enclosed postage-paid envelope in order to ensure representation of your shares. No postage need be affixed if the proxy is mailed in the United States. The giving of a proxy will not affect your right to vote in person if you choose to attend the meeting.

By the order of the Board of Directors

/s/ Halina Balys Halina Balys Secretary

Carlsbad, California
February 17, 2004

ASHWORTH, INC.

2765 Loker Avenue West
Carlsbad, California 92008
(760) 438-6610

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD WEDNESDAY, MARCH 24, 2004

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ashworth, Inc., a Delaware corporation (the “Company”), for use at the annual meeting of stockholders to be held at the Company’s corporate headquarters at 2765 Loker Avenue West, Carlsbad, California 92008, on Wednesday, March 24, 2004, at 8:00 a.m. local time and at any postponement or adjournment thereof. All proxies will be voted in accordance with the stockholder’s instructions contained therein. If no instructions are provided, proxies will be voted FOR the election of all of the nominees for director named in this proxy statement. The Company anticipates that it will mail this proxy statement and the accompanying proxy on or about February 17, 2004 to all stockholders of the Company entitled to vote at the annual meeting.

     Any stockholder signing and returning the enclosed proxy may revoke it at any time before it is voted at the annual meeting by: (i) giving a later dated written revocation of proxy to the Secretary of the Company, (ii) providing a later dated amended proxy to the Secretary of the Company, or (iii) voting in person at the annual meeting. The expense of soliciting proxies, including the cost of preparing, assembling, and mailing this proxy material to stockholders, will be borne by the Company. The Company may use the services of its directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. The Company will reimburse brokerage houses, custodians, nominees and fiduciaries for the cost of forwarding proxy soliciting materials to the beneficial owners of the Company’s stock held of record by such persons.

Shares Outstanding and Voting Rights

     All voting rights are vested exclusively in the holders of the Company’s common stock, $.001 par value per share. Only stockholders of record at the close of business on January 26, 2004 (the “record date”) are entitled to notice of and to vote at the annual meeting or any postponement or adjournment thereof. On the record date, the Company had 13,320,069 shares of common stock outstanding, each share of which is entitled to one vote on all matters to be voted upon at the annual meeting, including the election of each director. The holders of a majority of the shares of common stock outstanding on the record date and entitled to be voted at the annual meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the annual meeting and any adjournment or postponement thereof.

Votes Required

     Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. Only those votes cast “FOR” the election of a director or “WITHHELD” will be counted for purposes of determining the number of votes required to elect the director. If a broker holding stock in a “street name” indicates on the proxy that he or she does not have discretionary authority to vote certain shares on a particular matter, those shares will not be considered as present and voting at the annual meeting with respect to the matter (each a “broker non-vote”). Abstentions and broker non-votes will not be counted and will have no effect on the election of directors but will be counted for the purpose of establishing a quorum.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of common stock of the Company as of December 31, 2003 by: (i) each person known by the Company to own beneficially more than 5% of the Company’s outstanding shares of common stock, (ii) each of the Company’s directors and director nominees, (iii) the Company’s Chief Executive Officer and the Company’s four other most highly compensated executive officers, and (iv) all directors and executive officers of the Company as a group. Unless otherwise noted, each person listed below has sole voting power and sole investment power with respect to shares shown as owned by him, her or it. Information as to beneficial ownership is based upon statements furnished to the Company by such persons.

					Percent
Name and Address (1)	Shares		Options (2)	Total	Owned (3)

	(#)		(#)	(#)	(%)
Stephen Bartolin, Jr.(4)	3,100		45,000	48,100	*
Stephen G. Carpenter	5,000		40,000	45,000	*
Edward J. Fadel	–		13,333	13,333	*
Andre P. Gambucci	14,000		37,500	51,500	*
John M. Hanson, Jr.	32,000		61,250	93,250	*
James B. Hayes	–		–	–	–
H. Michael Hecht	5,000		53,750	58,750	*
Randall L. Herrel, Sr.	14,500		396,333	410,833	3.0
Judith K. Hofer	–		–	–	–
Peter E. Holmberg	–		44,001	44,001	*
Phillip D. Matthews	–		–	–	–
James W. Nantz, III	50,000		287,500	337,500	2.5
Gary I. Schneiderman	–		10,000	10,000	*
Terence W. Tsang	10,300		126,374	136,674	1.0
All executive officers and directors as a group (14 persons)	133,900		1,115,041	1,248,941	8.7
RS Investment Management Co. LLC 388 Market Street Suite 200 San Francisco, CA 94111	1,050,400	(5)	–	1,050,400	7.9
Dimensional Fund Advisors Inc. 1299 Ocean Avenue Santa Monica, CA 90401	999,774	(6)	–	999,774	7.5
Seidensticker (Overseas) Limited Room 728, Ocean Center 5 Canton Road Tsimshatsui Kowloon, Hong Kong	979,000	(7)	–	979,000	7.4

*	Less than one percent.

(1)	Unless otherwise indicated, the address for each stockholder is the same as the address of the Company.

(2)	Represents shares of common stock that may be acquired pursuant to currently exercisable stock options or stock options exercisable within 60 days of December 31, 2003.

(3)	Applicable percentage of ownership is based upon 13,310,069 shares of common stock outstanding as of December 31, 2003, together with applicable stock options for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. Shares of common stock subject to options currently exercisable or exercisable within 60 days after December 31, 2003 are deemed outstanding for computing the percentage of ownership of the person holding such stock options, but are not deemed outstanding for computing the percentage ownership of any other person.

(4)	Mr. Bartolin resigned from his position as a director of Ashworth, Inc. effective August 7, 2003 and the beneficial ownership information is based upon information as of that date.

(5)	This information is based upon a Schedule 13G/A filed by RS Investment Management Co. LLC and G. Randall Hecht, as a group, with the Securities and Exchange Commission on February 14, 2003. As of such date, RS Investment Management Co. LLC was the beneficial owner of 1,050,400 shares for which RS Investment Management Co. LLC and G. Randall Hecht had the shared voting and investment power. Also as of such date, RS Investment Management, L.P. had shared voting and investment power of 1,039,600 of those shares. Also as of such date, Mr. Hecht was the control person of RS Investment Management Co. LLC and RS Investment Management, L.P. Our director H. Michael Hecht is not related to G. Randall Hecht.

(6)	This information is based upon a Schedule 13G/A filed by Dimensional Fund Advisors with the Securities and Exchange Commission on February 6, 2004. Dimensional Fund Advisors has sole voting and investment power for all shares and, as a company registered under the Investment Advisors Act of 1940, disclaims beneficial ownership of these shares.

(7)	This information is based upon a Schedule 13G filed by Seidensticker (Overseas) Limited with the Securities and Exchange Commission on February 21, 2001 and information provided to the Company by Seidensticker (Overseas) Limited. Seidensticker (Overseas) Limited has sole voting and investment power for all shares.

PROPOSAL I

ELECTION OF DIRECTORS

     The Company’s Board of Directors is divided into three classes with staggered three-year terms. The Company’s certificate of incorporation provides for three classes of directors, each consisting of approximately one-third of the total number of directors. The Company currently has two Class I directors, three Class II directors, and two Class III directors, whose current terms expire, respectively, at the 2006, 2004, and 2005 annual meeting of stockholders (in all cases subject to the election and qualification of their successors or their earlier death, resignation, or removal). At each annual meeting of stockholders, each director is usually elected for a term of three years. However, the directors elected at the 2004 annual meeting of stockholders will serve for either a one, two or three year term, until the 2005, 2006 or 2007 annual meeting of stockholders (subject to the election and qualification of their successors or their earlier death, resignation, or removal), respectively.

     The persons named in the enclosed proxy will vote FOR the election of Andre P. Gambucci as a Class III director, Stephen G. Carpenter, Judith K. Hofer and Phillip D. Matthews as Class II directors, and James B. Hayes as a Class I director, unless the authority to vote for their election is withheld by marking the proxy to that effect.

     Mr. Gambucci is currently a Class II director who has indicated his willingness to serve for an additional one-year term and has, therefore, been moved to Class III. Mr. Carpenter is currently a Class II director who has been nominated for election for another three year term. Ms. Hofer and Mr. Matthews are new director nominees who have been slated as Class II directors to serve for three year terms. Mr. Hayes is also a new director nominee who has been slated as a Class I director to serve for a two year term. All the director nominees have indicated their willingness to serve for the indicated terms if elected. However, if they are unable or unwilling to stand for election, proxies may be voted for a substitute nominee designated by the Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

     The table below sets forth, for all the nominees and for each director whose term continues after the annual meeting, his or her name and age, his or her positions and offices with the Company, his or her principal occupation and business experience for the past five years, the names of any other companies for which he or she is a director, the year his or her services as a director of the Company began, and the year his or her term as a director of the Company will expire.

Board Independence

     The Board has determined that each of the directors currently slated for re-election, each of the new director nominees, as well as each of the continuing directors, with the exception of Mr. Randall L. Herrel, Sr., the Chairman of the Board, President and Chief Executive Officer of the Company, has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is independent within the meaning of the National Association of Securities Dealers’ (“NASD”) listing standards, Rule 4200(a)(15). Furthermore, the Board has determined that each of the members of each of the Board Committees has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is “independent” within the meaning of the NASD listing standards.

DIRECTORS AND EXECUTIVE OFFICERS

Directors of the Company:

Nominee for Class I Director:	Director	Term to
	Since	Expire
James B. Hayes, age 65	—	2006

Mr. Hayes recently retired as President and CEO of Junior Achievement, Inc., a not-for-profit organization providing economic education for young people in the U.S. and throughout the world. Mr. Hayes served as Chairman of Junior Achievement’s national board of directors from 1991 to 1993 and as a board member from 1987 to 1995. Prior to that, Mr. Hayes had a 35-year career in magazine publishing. He was with FORTUNE Magazine and served as Publisher from 1986 to 1994. Prior to that, Mr. Hayes served as Publisher of DISCOVER Magazine from 1984 to 1986; advertising sales director of MONEY Magazine from 1982 to 1984 and held a number of executive positions with SPORTS ILLUSTRATED for 23 years from 1959 to 1982.

Directors of the Company, continued:

Nominees for Class II Directors:	Director	Term to
	Since	Expire
Stephen G. Carpenter, age 64	1999	2007

Mr. Carpenter was a commercial banker for 36 years and has been retired since 1998. He was with California United Bank and served as Chairman and CEO from 1994 to 1998 and President and Chief Executive Officer from 1992 to 1994. Prior to that, Mr. Carpenter served as Vice Chairman of Security Pacific Bank for three years. He also served as a director of the Los Angeles Board of the Federal Reserve Bank of San Francisco.

Judith K. Hofer, age 63	—	2007

Ms. Hofer has been a merchandising executive for 36 years. Most recently she was with Corporate May Merchandising/MDSI, a May Department Stores Company, and served as President and CEO from 2000 to 2002. Prior to that, she served as President and CEO of Filene’s Department Stores from 1996 to 2000 From 1981 to 1996 she served as President and CEO of three divisions of May Department Stores Company. Ms. Hofer is currently serving on the board of Viad Corp (a publicly held company providing payment services, convention and event services, and travel services) and has been a director since 1984 She is also currently serving on the Oregon State University’s Advisory Board of Directors and has done so since 1999. She has previously served on the Board of Directors of Key Bank and Standard Insurance Company.

Phillip D. Matthews, age 65	—	2007

Mr. Matthews is Chairman of the Executive Committee and Lead Director of Wolverine World Wide, Inc. (a publicly held footwear company) and served as its Chairman from 1993 through 1996. He is Chairman of the Board of Worldwide Restaurant Concepts, Inc (a publicly held national restaurant company) and also serves on the Board of Washington Mutual, Inc. He is also a general partner in Hayden Capital Investments LLC, a private investment firm. Mr. Matthews was Chairman and Chief Executive Officer of Reliable Company (a laundry equipment company) from 1992 to 1997.

Nominee for Class III Director:

Andre P. Gambucci, age 75	1991	2005

Mr. Gambucci was a Senior Vice-President and Director of Marketing of Acordia of Colorado, a general insurance agency and insurance brokerage firm in Colorado Springs, Colorado, from 1982 until 1995, when he retired. He is now a consultant for Acordia Mountain West, Inc., a Wells Fargo Company.

Directors of the Company, continued:

Continuing Directors:	Director	Term to
	Since	Expire
Class I Directors:

John M. Hanson, Jr., age 63	1994	2006

Mr. Hanson is a certified public accountant He was a stockholder and officer of the accounting firm, John M. Hanson & Co., from 1968 until 1998, at which time he retired He now practices as a tax specialist for a limited number of clients.

Randall L. Herrel, Sr., age 53	1994	2006

Mr. Herrel has served as Chairman of the Board of Directors since April 2001 and has been a Director, President and the Chief Executive Officer of the Company since December 1996. From 1994 to 1996, Mr Herrel served as President and Chief Operating Officer of Quiksilver, Inc., a young men’s and women’s apparel company Mr. Herrel joined Quiksilver in 1989 and also served at various times as Chief Financial Officer, Chief Operating Officer, Treasurer and Secretary.

Class III Director:

H. Michael Hecht, age 64	1999	2005

Mr. Hecht is an advisor to businesses on product, marketing, distribution and sourcing strategies. From 1996 to 1999 he was President of Dickson Trading North America, an investment company. From 1994 to 1996 he was President and CEO of Builders Emporium. From 1991 to 1994 he was President of Carter Hawley Hale, a department store company and President and CEO of Broadway Department stores from 1984 to 1991. He currently serves as an advisor to the Board of Directors of Monrovia Nurseries and has previously served on the Board of Directors of Carter Hawley Hale Stores, Inc., House of Fabrics, Edison Brothers Stores, Inc. and Applause, Inc.

Communicating with the Board of Directors

     Stockholders may communicate with the Board of Directors, its Committees or any member of the Board of Directors by sending a letter care of our Corporate Secretary at 2765 Loker Avenue West, Carlsbad, CA 92008. The Board of Directors’ policy is to have all stockholder communications compiled by the Corporate Secretary and forwarded directly to the Board, the Committee or the director as indicated in the letter. All letters will be forwarded to the appropriate party. The Board of Directors reserves the right to revise this policy in the event that this process is abused, becomes unworkable or otherwise does not efficiently serve the purpose of the policy.

Meetings and Committees of the Board of Directors

     The Company has standing Audit, Compensation, Executive and Corporate Governance and Nominating Committees. The Board established the Executive Committee in June 2003 and the Corporate Governance and Nominating Committee in January 2004. Prior to January 2004, the

Corporate Governance and Nominating Committee functions were performed by the entire Board of Directors.

The Audit Committee

     The Audit Committee represents the Board of Directors in assessing the independence and objectivity of the Company’s independent public accountants, the integrity of management, the appropriateness of accounting policies and procedures and the adequacy of disclosures to stockholders. In this regard, the Audit Committee assists the Board of Directors by reviewing the financial information disclosure, the internal controls established by management and the internal and external audit process. The Audit Committee currently consists of Messrs. Hanson (Chairman), Carpenter and Gambucci. The Audit Committee has been established in accordance with Securities and Exchange Commission rules and regulations, and all the members of the Audit Committee are independent as independence for audit committee members is defined under NASD listing standards. The Audit Committee and the Board of Directors has determined that Mr. John M. Hanson, Jr., the Audit Committee Chairman, qualifies as an “audit committee financial expert” within the meaning of Securities and Exchange Commission rules and regulations. The Audit Committee adopted a written charter, which was included as Appendix A to the Company’s proxy statement for 2001 filed with the Securities and Exchange Commission on February 16, 2001. In October 2003, the Audit Committee amended its charter to include additional requirements related to the Sarbanes-Oxley Act and NASD listing standards. The Audit Committee Charter as amended and adopted on October 17, 2003 is attached hereto as Appendix A and is accessible via the Company’s website at www.ashworthinc.com under the heading, “Investor Info.”

The Compensation Committee

     The Compensation Committee assists the Board of Directors in discharging its responsibilities relating to the compensation for executive officers and outside directors and has the authority to administer the Company’s stock incentive plans. This Committee currently consists of Messrs. Hecht (Chairman), Carpenter and Gambucci, all of whom are independent directors within the meaning of NASD listing standards. The Compensation Committee Charter as adopted by the Board of Directors on October 17, 2003 is accessible via the Company’s website at www.ashworthinc.com under the heading, “Investor Info.”

The Executive Committee

     The Board established the Executive Committee in June 2003. The purpose of the Executive Committee is to act on behalf of the Board of Directors of the Company between Board meetings, to provide additional support and resources to management of the Company in the nature of that provided by the Board, and to provide for closer, more regular communication between the Board and management of the Company between regular meetings of the Board. The Executive Committee currently consists of Messrs. Herrel (Chairman), Carpenter and Hecht. The Executive Committee Charter as adopted by the Board of Directors on August 8, 2003 is accessible via the Company’s website at www.ashworthinc.com under the heading, “Investor Info.”

The Corporate Governance and Nominating Committee

     The Board of Directors established the Corporate Governance and Nominating Committee in January 2004. The purpose of the Committee is to assist the Board by identifying qualified individuals to become directors of the Company, to consider and recommend to the Board the director nominees for each annual meeting of stockholders and to fill vacancies on the Board, to consider and recommend to the Board the composition of the Board, its Committees and the chairpersons thereof, to monitor and assess the effectiveness of the Board, and to perform a leadership role in shaping and implementing the Company’s corporate governance policies. The Corporate Governance and Nominating Committee currently consists of Messrs. Carpenter, Gambucci, Hanson and Hecht, all of whom are independent directors within the meaning of NASD listing standards. The Corporate Governance and Nominating Committee Charter as adopted by the Board of Directors on January 7, 2004 is accessible via the Company’s website at www.ashworthinc.com under the heading, “Investor Info.”

     The Corporate Governance and Nominating Committee considers stockholder nominations for candidates for membership on the Board when properly submitted in accordance with the Company’s bylaws. The Corporate Governance and Nominating Committee will review and evaluate such stockholder nominations in the same manner as it evaluates all other nominees.

     In addition to stockholder nominations, the Corporate Governance and Nominating Committee may utilize a variety of methods for identifying potential nominees for directors, including considering potential candidates who come to their attention through current officers, directors, professional search firms or other persons. Once a potential nominee has been identified, the Corporate Governance and Nominating Committee (or for this year’s annual meeting, the entire Board of Directors) evaluates whether the nominee has the appropriate skills and characteristics required to become a director in light of the then current make-up of the Board of Directors. This assessment includes an evaluation of the nominee’s judgment and skills, such as experience at a strategy/policy setting level, financial sophistication, leadership, and objectivity, all in the context of the perceived needs of the Board of Directors at that point in time. The Board of Directors believes that at a minimum all members of the Board should have the highest professional and personal ethics and values. In addition, each member of the Board must be committed to increasing stockholder value and should have enough time to carry out his or her responsibilities as a member of the Board.

     The Company’s bylaws provide that nominations for the election of directors may be made by any stockholder entitled to vote in the election of directors; provided, however, that a stockholder may nominate a person for election as a director at a meeting only if written notice of such stockholder’s intent to make such nomination has been given to the Company’s Secretary as described in “Stockholder Proposals for the 2005 Annual Meeting of Stockholders” in this proxy statement. Each notice must set forth: (i) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (ii) the class and number of shares of the Company’s stock which are beneficially owned by the stockholder and a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting and nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board; and (v) the consent of each nominee to serve as a director of the Company if so elected.

     During fiscal year 2003 and in preparation for this year’s annual meeting of stockholders, the functions of the Corporate Governance and Nominating Committee were performed by the entire Board of Directors. Each of the new director nominees named in this proxy statement was recommended to the Board by independent directors.

     During fiscal year 2003, the Board of Directors met in person six times, met telephonically once and took action three times by written consent in lieu of a meeting. The Audit Committee met four times, the Compensation Committee met five times and the Executive Committee met four times during fiscal year 2003. During fiscal year 2003, each of the directors attended at least 75% of the aggregate number of the Board of Directors meetings and meetings of the Committees on which they served.

Independent Auditor Fees and Services

     Set forth below are the aggregate fees paid or accrued for professional services rendered to the Company by its independent auditors for fiscal years 2003 and 2002.

	Fiscal Years Ended October 31,

	2003	2002

Audit Fees(1)	$214,459	$184,720
Audit-related Fees(2)	27,512	13,300
Tax Fees(3)	79,913	115,581
All Other Fees	—	—

Total Fees	$321,884	$313,601

(1)	Audit fees represent fees for professional services provided in connection with the audit of the Company’s financial statements and review of its quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2)	Audit-related fees consisted primarily of accounting consultation and employee benefit plan audits.

(3)	For fiscal years 2003 and 2002, respectively, tax fees primarily included tax compliance fees of $58,713 and $97,274 and international tax planning fees of $21,200 and $18,307.

Policy on Audit Committee Pre-approval of Audit and Permissible Non-audit Services of Independent Auditor

     Consistent with policies of the Securities and Exchange Commission regarding auditor independence and the Audit Committee Charter, the Audit Committee has the responsibility for appointing, setting compensation and overseeing the work of the independent auditor. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditor. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee may also pre-approve particular services on a case-by-case basis. In assessing requests for services by the independent auditor, the Audit Committee considers whether such services are consistent with the auditor’s independence, whether the independent auditor is likely to provide the most effective and efficient service based upon their familiarity with the Company, and whether the service could enhance the Company’s ability to manage or control risk or improve audit quality.

     All of the audit-related, tax and other services provided by KPMG LLP in fiscal year 2003 (described in the footnotes to the table above) and related fees were approved in advance by the Audit Committee.

Report of the Audit Committee

     The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to accounting principles generally accepted in the United States of America.

     In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1

(Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. The Audit Committee has also considered whether the independent auditors’ provision of non-audit services to the Company is compatible with the auditors’ independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended October 31, 2003, for filing with the Securities and Exchange Commission.

This report was submitted by the Audit Committee John M. Hanson, Jr., chairman Stephen G. Carpenter Andre P. Gambucci

Compensation Committee Interlocks and Insider Participation

     The members of the Compensation Committee, Messrs. Hecht, Carpenter and Gambucci, are not current or former officers or employees of the Company. There are no Compensation Committee interlocks between the Company and other entities involving Ashworth’s executive officers and directors.

Report of the Compensation Committee

     The Compensation Committee of the Board of Directors is currently composed of Messrs. Hecht (Chairman), Carpenter and Gambucci, and has the authority to administer the Company’s executive compensation programs, including the Company’s stock incentive plans. The Company’s executive compensation program is designed to provide competitive levels of compensation in order to attract, retain and motivate high quality employees, tie individual total compensation to individual performance and success of the Company, and align the interests of the Company’s executive officers with those of its stockholders.

Overview of Executive Compensation Program

     The Company’s executive compensation program is based upon aligning the interests of the Company’s executives with those of the Company’s stockholders. Executive compensation consists of three components: Base Salary, Bonus and Stock Option Grants. Each component of the compensation package and its rationale is outlined below.

Base Salary (Cash Compensation)

     The Company currently seeks to compensate its executives with a base salary within the 75th percentile of that position’s industry standard. The base salary for each position is reviewed annually and adjusted based upon each individual executive’s performance. The Compensation Committee believes that keeping base salary competitive with industry standard helps to ensure executive retention.

Bonus (Cash Compensation)

     The Company’s bonus program is designed to reward its executives for the Company’s overall performance as well as their individual performance within their division of the Company. As in base salary, the Company currently seeks to reward its executives with a bonus award within the 75th percentile of that position’s industry standard.

Stock Option Grants

     Total compensation for executive officers also includes long-term incentives offered in the form of stock options, which are generally provided through initial stock option grants at the date of hire and periodic additional stock option grants. The objective of stock option grants is to align the interests of each executive officer with the interests of stockholders since the executive can realize a gain only if and to the extent the Company’s stock appreciates in value.

     In determining the amount of stock option grants, the Compensation Committee considers the contributions of each executive to the overall success of the Company in the past fiscal year, the responsibilities to be assumed by each executive in the upcoming fiscal year, appropriate incentives for the promotion of the long-term growth of the Company, and grants made to other executives in the industry holding comparable positions. It is the Company’s practice to fix the exercise price of the options at the common stock’s fair market value on the date of the grant, thereby making the executive’s potential value realized tie directly to gains realized by the Company’s common stockholders.

Chief Executive Officer Compensation

     Mr. Herrel’s employment contract provides for a base salary of no less than $325,000 and permits increases in salary, the grant of stock options and the award of a cash bonus at the discretion of the Compensation Committee. In December 2000, after reviewing the indicia of performance for fiscal year 2000, the Compensation Committee voted to increase Mr. Herrel’s base salary to $375,000, which base salary has remained the same through fiscal year 2003. In determining Mr. Herrel’s total compensation for fiscal year 2003, the Compensation Committee considered the Company’s overall performance, as measured by sales revenue, profitability, earnings per share and share valuation. After considering these indicia of performance for fiscal year 2003, the Committee voted to increase Mr. Herrel’s salary for fiscal year 2004 to $387,000 and awarded him an option to purchase up to 17,713 shares of the Company’s common stock as well as a cash bonus of $75,000. After considering the indicia of performance for fiscal years 2002 and 2001, Mr. Herrel was not awarded any stock options or cash bonus for fiscal years 2002 and 2001 due primarily to the decline in earnings in fiscal years 2002 and 2001.

This report was submitted by the Compensation Committee H. Michael Hecht, chairman Stephen G. Carpenter Andre P. Gambucci

Compensation of Directors

     Directors who are not employees of the Company each received annual compensation of $12,000 plus $1,000 for in-person attendance at each Board meeting during fiscal year 2003. For fiscal year 2004, annual compensation was increased to $15,000 plus $1,000 for in-person attendance and $500 for telephonic attendance at each Board meeting for directors who are not employees of the Company. These directors also receive an annual grant of an option to purchase 10,000 shares of the Company’s common stock, vesting quarterly at 2,500 shares for each quarter during which they serve or served as directors. Each director who serves or served as a Committee chairman receives an additional annual grant of an option to purchase 5,000 shares. All options have an exercise price equal to the common stock’s fair market value on the date of grant. Mr. James W. Nantz, III, who was a director during fiscal year 2003, has additional obligations to the Company to perform promotional services pursuant to a promotion agreement unrelated to his services to the Company as a director. He is separately compensated for the promotional services. For more information regarding Mr. Nantz’ promotion agreement, see “Certain Relationships and Related Transactions” in this proxy statement. All directors receive reimbursement of expenses for attendance at each Board meeting and an annual $1,000 allowance for Ashworth apparel. No other arrangement exists pursuant to which any director of the Company was compensated during the Company’s last fiscal year for any service provided as a director.

Executive Officers

     Set forth below are the names and business backgrounds of the four most highly compensated executive officers of the Company during fiscal year 2003, other than Randall L. Herrel, Sr. whose position and business background are described above.

Terence W. Tsang, age 42, Executive Vice President, Chief Operating Officer, Treasurer, Chief Financial Officer and Chief Accounting Officer

Mr. Tsang has served as Senior Vice President of Finance, Treasurer, and Chief Financial Officer since March 1999 when he joined the Company. He has served as Chief Accounting Officer since June 1999 and as Executive Vice President and Chief Operating Officer since December 2000. Prior to joining the Company, Mr. Tsang served as interim Chief Financial Officer, Vice President of Finance, Corporate Controller and Treasurer of Guess?, Inc. from 1993 to 1999.

     Peter E. Holmberg, age 52, Senior Vice President – Sales

Mr. Holmberg joined the Company in July 1998 and served as the Director of Corporate Sales until December 1999. He served as Vice President of Corporate Sales from December 1999 to August 2001 when he was promoted to Senior Vice President of Sales. Prior to joining the Company, Mr. Holmberg served as National Corporate Sales Manager for Cutter & Buck, Inc. from 1995 to 1998 and as Regional Manager and Buyer for Patrick James, Inc. from 1992 to 1995. Mr. Holmberg was the proprietor of The Country Gentleman, an upscale retail store in Bellevue, Washington, from 1975 to 1992.

     Edward J. Fadel, age 48, Senior Vice President – Merchandising and Design

Mr. Fadel joined the Company in May 2001 and served as Vice President – Callaway Golf Apparel Merchandising & Design until February 2002 when he was promoted to Senior Vice President of Merchandising and Design. Mr. Fadel worked as a consultant with various apparel manufacturers from May 2000 until April 2001. Prior to joining the Company, Mr. Fadel served as President of Elandale/Elkhan from 1995 to 2000. Mr. Fadel founded Elandale Golfwear in July 1995, which produced a women’s sportswear line. In March 1999 he introduced the Elkhan men’s line and thereafter sold the company in April 2000. Prior to that he served as the President of Cutter & Buck Big &Tall (a division of The Jeremy Dold Co.) from 1992 to 1995.

     Gary I. (‘Sims’) Schneiderman, age 42, Senior Vice President – Sales

Mr. Schneiderman joined the Company in September of 2001 and served as Vice President of Sales for Ashworth and Callaway Golf Apparel Retail until January 2004 when he was promoted to Senior Vice President of Sales. Prior to joining the Company Mr. Schneiderman was with Tommy Hilfiger USA where he served in a number of capacities including as National Sales Manager for men’s sportswear. Prior to that, he served as a Regional Sales Manager for Pincus Brothers Maxwell Tailored Clothing from 1985 to 1990.

EXECUTIVE COMPENSATION

          The following information sets forth the total compensation for the Company’s named executive officers for fiscal year 2003, as well as the total compensation paid to each such individual for the two previous fiscal years.

Summary Compensation Table

		Annual Compensation				Long Term Compensation

								Payouts
						Awards		Long-Term
						Securities		Incentive
	Fiscal					Underlying		Plan	All Other
Name and Principal Position	Year	Salary		Bonus		Options		Payouts	Compensation

		($)		($)		(#)		($)	($)
Randall L. Herrel, Sr.	2003	$376,443	(1)	$75,000		0		$0	$4,209	(2)
Chief Executive Officer	2002	376,443		0		0		0	4,209	(2)
	2001	370,464		0		84,500	(3)	0	4,209	(2)

Terence W. Tsang,	2003	253,973	(1)	35,000		0		0	4,248	(5)
Executive Vice President	2002	242,550		0		10,000	(4)	0	4,164	(6)
	2001	228,423		3,000		50,000	(3)	0	2,061	(7)

Peter E. Holmberg(8)	2003	190,731		15,000		0		0	0
Senior Vice President –	2002	181,305		0		4,000	(4)	0	0
Sales	2001	154,430		3,000		10,000	(3)	0	0

Edward J. Fadel(9)	2003	190,731		22,000		0		0	0
Senior Vice President –	2002	177,403		0		0		0	0
Merchandising and Design	2001	62,462		0		20,000	(11)

Gary I. Schneiderman(10)	2003	166,308		78,769	(12)	0		0	0
Senior Vice President –	2002	148,503		16,000	(12)	0		0	0
Sales	2001	25,096		0		20,000	(11)	0	0

(1)	Annual salary is based on 52 weeks or 260 week days; fiscal year 2003 had 261 week days.

(2)	Includes $1,138 premium payment made for life insurance and $3,071 premium payment made for disability insurance.

(3)	Option grant made in fiscal year 2001 based upon performance for fiscal year 2000.

(4)	Option grant made in fiscal year 2002 based upon performance for fiscal year 2001.

(5)	Includes $2,188 premium payment made for life insurance and $2,060 premium payment made for disability insurance.

(6)	Includes $2,188 premium payment made for life insurance and $1,976 premium payment made for disability insurance.

(7)	Includes $1,094 premium payment made for life insurance and $967 premium payment made for disability insurance.

(8)	Mr. Holmberg was promoted to Senior Vice President – Sales in August 2001.

(9)	Mr. Fadel joined the Company in May 2001 and was promoted to Senior Vice President – Merchandising and Design in February 2002.

(10)	Mr. Schneiderman joined the Company in September 2001 and was promoted to Senior Vice President – Sales in January 2004.

(11)	Option grant made on date of hire.

(12)	Mr. Schneiderman’s bonus is earned on a calendar year basis.

Fiscal Year 2003 Stock Option Grants

          The following table provides information regarding stock options granted under the Company’s stock incentive plans during fiscal year 2003 to the named executive officers in the Summary Compensation Table.

Potential Realizable
Value at Assumed
Annual Rate of
Stock Price
Appreciation
	Individual Grant				For Option Term

	Number of	% of Total
	Securities	Options
	Underlying	Granted to
	Options	Employees in	Exercise or	Expiration
Name	Granted(1)	Fiscal Year	Base Price	Date(1)	5%	10%

	(#)	(%)	($/sh)		($)	($)
Randall L. Herrel, Sr.	—	—	—	—	—	—
Terence W. Tsang	—	—	—	—	—	—
Peter E. Holmberg	—	—	—	—	—	—
Edward J. Fadel	—	—	—	—	—	—
Gary I. Schneiderman	—	—	—	—	—	—

(1) There were no option grants made to any of the named executive officers during fiscal year 2003.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

Number of Securities
			Underlying Unexercised	Value of Unexercised
			Options at Fiscal Year-	In-The-Money Options
	Shares Acquired on		End	at Fiscal Year-End
Name	Exercise	Value Realized	Exercisable/Unexercisable	Exercisable/Unexercisable

	(#)	($)	(#)	($)
Randall L. Herrel, Sr.	100,000	90,781	396,333/28,167	2,237,289/193,648
Terence W. Tsang	—	—	126,374/23,333	616,891/151,849
Peter E. Holmberg	—	—	44,001/5,999	215,383/37,817
Edward J. Fadel	—	—	13,333/6,667	93,331/46,669
Gary I. Schneiderman	—	—	10,000/10,000	60,500/60,500

Employment Contracts and Change in Control Arrangements

     In fiscal year 2003, the Company had an executive employment agreement with Randall L. Herrel, Sr. and with Terence W. Tsang. The Company also had employment agreements with Peter E. Holmberg, Edward J. Fadel and Gary I. Schneiderman. In addition, in the first quarter of fiscal year 2001, the Company entered into a change in control agreement with Mr. Tsang and revised the change in control provisions of Mr. Herrel’s executive employment agreement.

Agreement with Mr. Herrel

     The executive employment agreement with Mr. Herrel provides for at-will employment with an annual base salary of no less than $325,000, a severance provision, and bonuses to be determined periodically at the discretion of the Board of Directors on the basis of merit and the Company’s financial success and progress. Mr. Herrel’s base salary is $387,000 for fiscal year 2004. The agreement with Mr. Herrel provides for severance payments upon termination of employment under specific circumstances, with such payments ranging from one-half to two times his then annual base salary. The change in control provisions of Mr. Herrel’s executive employment agreement were modified and separated from this agreement during the first quarter of fiscal year 2001. Severance payments otherwise due to Mr. Herrel pursuant to his executive employment agreement in connection with a change in control of the Company are now determined by the separate change in control agreement, described below. The Company maintains a life insurance policy for $1,000,000 for Mr. Herrel, the beneficiary of which may be named by Mr. Herrel.

Agreement with Mr. Tsang

     The executive employment agreement with Mr. Tsang provides for at-will employment with an annual base salary of no less than $230,000, a severance provision, and bonuses to be determined periodically at the discretion of the Board of Directors on the basis of merit and the Company’s financial success and progress. Mr. Tsang’s base salary is $259,072 for fiscal year 2004. The agreement with Mr. Tsang provides for severance payments upon termination of employment under specific circumstances, with such payments to equal nine months of his then annual salary. Payment of severance benefits under Mr. Tsang’s change in control agreement (described below) would be made in lieu of any severance payments Mr. Tsang might otherwise be entitled to under provisions in this executive employment agreement. The Company maintains a life insurance policy for $1,000,000 for Mr. Tsang, the beneficiary of which may be named by Mr. Tsang.

Agreement with Mr. Holmberg

     The employment agreement with Mr. Holmberg provides for at-will employment with an annual salary of no less than $90,000. Mr. Holmberg’s base salary is $193,040 for fiscal year 2004. The agreement also provides for initial options to purchase 6,000 shares of the Company’s common stock as well as the opportunity to earn a bonus based upon reaching certain performance-related goals.

Agreement with Mr. Fadel

     The employment agreement with Mr. Fadel provides for at-will employment with an annual salary of no less than $145,000. Mr. Fadel’s base salary is $194,940 for fiscal year 2004. The agreement also provides for initial options to purchase 20,000 shares of the Company’s common stock as well as the opportunity to earn a bonus based upon reaching certain performance-related goals. The agreement also provides for a one-time reimbursement of living expenses not to exceed $18,000 in lieu of moving expenses.

Agreement with Mr. Schneiderman

     The employment agreement with Mr. Schneiderman provides for at-will employment with an annual salary no less than $145,000. Mr. Schneiderman’s annual base salary is $190,000 starting in January 2004. The agreement also provides for initial options to purchase 20,000 shares of the Company’s common stock as well as the opportunity to earn a bonus based upon reaching certain performance-related goals with a minimum guarantee of $16,000 per calendar year through 2003. The agreement with Mr. Schneiderman also provides for an annual auto allowance of $6,000 and for a six-month consulting agreement to commence upon termination of employment under specific circumstances, with monthly payments to equal to one twelfth of his then annual salary.

Change in Control Agreements with Mr. Herrel and Mr. Tsang

     The Company has entered into change in control agreements with each of Messrs. Herrel and Tsang. Each change in control agreement provides for severance payments and additional benefits to the executive in certain circumstances. Messrs. Herrel and Tsang may otherwise be entitled to severance payments in circumstances not involving a change in control of the Company, pursuant to their individual employment agreements, as described above. If within 90 days prior to or three years following a change in control the executive’s employment is terminated on a basis other than (a) voluntarily by the executive (except, in certain circumstances, following a material change in the terms or responsibilities of his employment), (b) the executive’s death or disability, or (c) termination for cause, then the executive shall be paid a severance payment equal to two times (x) his highest annual salary rate for the three year period ending on the date of his termination and (y) a “bonus increment” equal to the annualized average of all bonuses and incentive compensation payments paid to the executive under all of the Company’s bonus and incentive compensation plans or arrangements during the two year period ending immediately before his employment termination. If the executive’s employment is terminated and he is entitled to payment under the change in control agreement, all unvested stock options held by the executive shall immediately become fully vested and exercisable and the executive and his family shall be entitled to continued coverage under the Company’s medical, dental, life insurance and disability insurance programs for a period of two years at no cost to the executive. In addition, the Company shall make any additional tax gross-up payment to the executive as may be necessary to reimburse the executive for any federal or state excise tax liability with respect to any severance payment, other benefit or tax gross-up payment made under the change in control agreement.

Performance Graph

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder returns on the Company’s common stock over a five-year period with the cumulative total return of the Nasdaq Stock Market (U.S. Companies) and the stocks of companies in the same Standard Industrial Classification as the Company (SIC 2300-2399). The graph assumes that $100.00 was invested on October 31, 1998 in the Company’s common stock and each index and that all dividends were reinvested. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast nor are they necessarily indicative of possible future performance of the Company’s common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has a promotion agreement with Fred Couples who owns of record or beneficially approximately 4.4% of the Company’s common stock. The agreement requires Mr. Couples’ exclusive endorsement and promotion of Ashworth products through fiscal year 2011. The Company has agreed to compensate Mr. Couples for these services in the form of an annual payment of $1,157,000 until November 1, 2004, at which time the Company will pay Mr. Couples $1,000,000 annually until November 1, 2010. In addition, Mr. Couples has the right to earn a performance based $100,000 annual cash bonus in calendar years 2001 through 2005.

     The Company has a promotion agreement with director James W. Nantz, III and his management company. Under the terms of the agreement, Mr. Nantz will be paid a fee to endorse and promote Ashworth products through personal appearances, advertisements and other services through January 15, 2007. The annual consulting fee during fiscal year 2003 is $235,000, increasing annually up to $450,000 for fiscal year 2006 through January 15, 2007. Under the promotion agreement, the Company may request Mr. Nantz’s services for additional promotional appearances in addition to the three annual appearances required under the contract for an additional fee.

SELECTION OF INDEPENDENT AUDITORS

     The independent public accounting firm of KPMG LLP audited the financial statements of the Company for the period ended October 31, 2003. The Audit Committee of the Board of Directors has appointed KPMG LLP as the Company’s independent public accounting firm to audit the financial statements for the period ending October 31, 2004. A representative of KPMG LLP is expected to be present at the annual meeting and available to respond to appropriate questions. This representative from KPMG LLP will have an opportunity to make a statement if he or she so desires.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the rules promulgated thereunder and the requirements of the NASD, executive officers and directors of the Company and persons who beneficially own more than 10% of the common stock of the Company are required to file with the Securities and Exchange Commission and the NASD and furnish to the Company reports of ownership and change in ownership with respect to all equity securities of the Company.

     Based solely upon its review of the copies of such reports received by the Company during or with respect to the fiscal year ended October 31, 2003 and/or written representations from such reporting persons, the Company believes that all reports required under Section 16(a) were filed on a timely basis.

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS

     Any eligible stockholder of the Company wishing to have a proposal considered for inclusion in the Company’s 2005 proxy solicitation materials, including director nominations, must set forth such proposal in writing and file it with the Company’s Secretary on or before October 21, 2004. The Board will review new proposals from eligible stockholders if they are received by October 21, 2004 and will determine whether such proposals will be included in the Company’s 2005 proxy solicitation materials. A stockholder is eligible to present proposals to the Board of Directors if he or she is the record or beneficial owner of at least one percent, or $2,000 in market value, of Company securities entitled to be voted at the 2005 annual meeting and has held such securities for at least one year, and he or she continues to own such securities through the date on which the meeting is held. Proposals must be submitted in accordance with the Company’ bylaws and comply with Securities and Exchange Commission regulations promulgated pursuant to Rule 14a-8 of the Exchange Act of 1934, as amended.

     If a stockholder desires to have a proposal presented at the Company’s annual meeting of stockholders in 2005, including director nominations, and the proposal is not intended to be included in the Company’s related 2005 proxy solicitation materials, the stockholder must give advance notice to the Company in accordance with the Company’s bylaws. According to the bylaws of the Company, in order for a stockholder proposal to be properly brought before any meeting of stockholders, the stockholder must give notice of the proposal in writing to the Company’s Secretary at the Company’s principal executive offices not less than 90 days nor more than 120 days in advance of the meeting; provided further, that if less than 95 days’ notice or prior public disclosure of the date of the scheduled meeting is given or made, notice by the stockholder to be timely must be so delivered or received not later than the close of business on the seventh day following the earlier of the date of the first public announcement of the date of the meeting and the date on which such notice of the scheduled meeting was mailed. All stockholder proposals must include the information required by the Company’s bylaws. The address of the Company’s principal executive offices is as follows:

Secretary
Ashworth, Inc.
2765 Loker Avenue West
Carlsbad, California 92008

     Stockholders may contact the Company’s Secretary at the address set forth above for a copy of the bylaw provisions that set forth the requirements for making stockholder proposals and nominating director candidates.

ANNUAL REPORT

     The Company’s annual report to stockholders for the fiscal year ended October 31, 2003, including audited financial statements, accompanies this proxy statement. Copies of the Company’s annual report on Form 10-K for the fiscal year ended October 31, 2003 (without exhibits) are available from the Company without charge upon written request of a stockholder. Copies of the Form 10-K are also available on-line through the Securities and Exchange Commission at www.sec.gov as well as the Company’s website at www.ashworthinc.com under the heading, “Investor Info.”

By the order of the Board of Directors

/s/Halina Balys

Halina Balys
Secretary
Carlsbad, California
February 17, 2004

APPENDIX A

ASHWORTH, INC.

AUDIT COMMITTEE CHARTER

1.     STATEMENT OF POLICY:

     1.1. There shall be a committee of the Board of Directors of Ashworth, Inc. (the “Company”) to be known as the Audit Committee (the “Committee”).

     1.2. The Committee’s primary purpose is to oversee the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements.

     1.3. The Committee’s purposes also include oversight responsibility relating to: (i) surveillance of internal accounting and financial controls; (ii) review of the independent auditors’ qualifications and independence; (iii) performance of the independent auditors ; (iv) performance of the Company’s internal audit function; and (v) compliance with legal and regulatory requirements.

     1.4. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

2.     ORGANIZATION:

     2.1 The Committee shall be comprised of at least three members appointed by the Company’s Board of Directors (the “Board”) Each member will serve until his or her successor is duly elected and qualified or until his or her earlier resignation or removal by the Board in its discretion. In addition, the Board shall appoint a member of the Committee as its Chairman.

     2.2. Each member of the Committee shall be an “independent” director of the Company. For purposes hereof, “independent” shall mean a director who: (i) meets the definition of “independence” established by the National Association of Securities Dealers, Inc. (“NASD”) and (ii) meets the criteria for independence set forth in Section 301 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) and the SEC rules implementing Section 301.

     2.3. Each member of the Committee at the time of his or her appointment to the Committee shall be able to read and understand financial statements, including the Company’s balance sheet, income statement and cash flow statement.

     2.4. At least one member of the Committee shall meet the requirements of an “audit committee financial expert” as determined by the Board and as defined under Section 407 of Sarbanes-Oxley and the SEC rules implementing Section 407, or, if not, the Company shall disclose why not in its Annual Report on Form 10-K.

     2.5. No member of the Committee may receive any compensation from the Company other than (i) director’s fees (including fees for service as a member of any committee of the Board) and (ii) a pension or other deferred compensation for prior service to the Company that is not contingent on future service.

     2.6. No director may serve as a member of the Committee if such director simultaneously serves on the audit committees of more than two other public companies without prior disclosure to the Committee and the Board and an affirmative determination by the Board that such simultaneous service does not impair the ability of such director to effectively serve on the Committee, which determination will be disclosed in the Company’s annual proxy statement. Each member of the Committee shall promptly give the Company notice of any proposed appointment that would require a determination by the Board pursuant to this Section 2.6.

3.     AUTHORITY:

     3.1. The Committee is granted the authority to investigate any activity of the Company and its subsidiaries, and all employees are directed to cooperate as requested by members of the Committee.

     3.2. The Committee shall have the authority to retain and determine funding for such outside legal counsel, accountants, experts and other advisors as it determines appropriate to assist it in fulfilling its responsibilities.

     3.3. The Committee shall have sole authority to approve the fees and retention terms for its advisors.

4.     RESPONSIBILITIES:

     The Committee’s principal responsibility is one of oversight. The Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing and/or reviewing those financial statements.

     While the Committee has the powers and responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements present fairly the financial position, the results of operations and the cash flows of the Company, in compliance with accounting principles generally accepted in the United States of America. Those functions are the responsibility of the Company’s management and its inside auditors. In carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work.

     In carrying out its responsibilities, the Board believes the policies and procedures of the Committee shall remain flexible, in order to best react to changing conditions and to assure the directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements of the SEC, the NASD and generally accepted accounting principles, and are of the highest quality.

     In carrying out its responsibilities, the Committee shall:

     4.1. Appoint, retain, determine funding for, and, when appropriate, terminate the independent auditors, whom shall report directly to the Committee. In its capacity as a committee of the Board, the Committee shall be directly responsible for the appointment, compensation and oversight of the independent auditors, including having the sole authority and responsibility to select, evaluate and if necessary replace the independent auditors.

     4.2. Review and approve in advance all services to be provided by the independent auditors, including pre-approval of any permissible non-audit service to be provided by the independent auditors. The Committee shall approve the fees and the other terms of each such engagement. By approving the audit engagement, an audit service within the scope of the engagement shall be deemed to have been pre-approved.

     4.3. Obtain and review, at least annually, a report by the independent auditing firm describing: the independent auditing firm’s internal quality-control procedures; and any material issues raised by the most recent internal quality-control review, or peer review, or by any material inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

     4.4. Periodically review, at least annually, the independence of the independent auditors. In this regard, the Committee shall: (i) review and discuss with the independent auditors the matters to be included in the written disclosures required by professional independence standards promulgated by the American Institute of Certified Public Accountants, the SEC and as otherwise applicable to the independent auditors, including reviewing and discussing any relationship between the auditors and the Company or any other relationships that may adversely affect the independence of the auditors; (ii) consider whether the independent auditors’ performance of permissible non-audit services is compatible with the auditors’ independence; and (iii) present to the Board, the Committee’s conclusions with respect to the independence of the auditors.

     4.5. Review and discuss with the independent auditors: (i) the scope of their audit, the results of the annual audit examination and any accompanying management letters, and any difficulties they may have encountered in the course of their audit, including any restrictions on the scope of their activities or on access to requested information, and any significant disagreements with management; (ii) any of their reports with respect to interim periods; and (iii) any additional matters required to be discussed by Statement on Auditing Standards No. 61, as amended.

     4.6. The Committee shall inquire as to any matters that were referred to the independent auditor’s national office relating to accounting policies and/or financial statement disclosure made in the Company’s financial statements and, to the extent deemed appropriate, request an opportunity to address such issues directly with a representative of such national office.

     4.7. Periodically, but not less than annually, review and discuss, with the independent auditors, management and such others as the Committee deems appropriate, the adequacy and effectiveness of the Company’s accounting procedures and internal controls, any significant deficiencies in internal controls and significant changes in such controls; and review and discuss with the principal internal auditor of the Company and such others as deemed appropriate, the scope and results of the Company’s internal audit program.

     4.8. Review and discuss with management and the independent auditors the Company’s annual and quarterly financial statements, including: (i) an analysis of the independent auditors’ judgment as to the quality of the Company’s accounting principles; and (ii) the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

     4.9 Review and discuss with management and the independent auditors the accounting policies which may be viewed as critical, alternative treatments of financial information within accounting principles generally accepted in the United States of America that the independent auditor has discussed with management, the ramification of the use of such alternative disclosures and treatments, the treatment preferred by the independent auditor, and any significant changes in the accounting policies of the Company and accounting and financial reporting rule changes that may have a significant impact on the Company’s financial reports.

     4.10 Review the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q before release to the SEC to assure that such information contained therein is consistent with the information contained in the Company’s financial statements and is in compliance with statutory requirements. The Committee shall recommend to the Board whether the financial statements should be included in the Company’s Annual Report on Form 10-K.

     4.11 Periodically, but not less than annually, review and discuss the adequacy of the Company’s disclosure controls and procedures.

     4.12 Review and discuss with management and the independent auditors (i) any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company; and (ii) any transactions or course of dealings, with related parties which transactions are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent third parties, and which arrangements or transactions are relevant to an understanding of the Company’s financial statements.

     4.13 Discuss with the independent auditors any item not reported as a contingent liability or loss in the Company’s financial statements as a result of a determination that such item does not satisfy a materiality threshold. The Committee shall review with the independent auditors the quantitative and qualitative analysis applied in connection with such assessment of materiality, including, without limitation, the consistency of such assessment with the requirements of SEC Staff Accounting Bulletin No. 99.

     4.14 Review and approve in advance all related party transactions involving directors and officers and review potential conflict of interest situations where appropriate.

     4.15. Review, set policy and evaluate the effectiveness of the Company’s processes for assessing significant risk exposures and measures that management has taken to minimize such risks.

     4.16. Review and discuss generally the information to be disclosed and the presentation to be made in the Company’s earnings and press releases involving financial condition or forecasts.

     4.17. In the Committee’s discretion, review with the Company’s legal counsel, members of the Company’s management or the Board others any material, pending legal proceedings involving the Company and other contingent liabilities.

     4.18. Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submissions of complaints or concerns by employees regarding accounting and auditing matters.

     4.19. Establish policies and the parameters for hiring employees and former employees of the independent auditors.

     4.20 Review accounting and financial management succession planning within the Company.

     4.21 Periodically, but not less than annually, review the rules promulgated by the SEC and the NASD relating to the qualifications, activities, responsibilities, and duties of the audit committee and shall take, or recommend that the Board take, appropriate action to comply with such rules.

     4.22 In the Committee’s discretion, review with the Company’s legal counsel, the Company’s management or the Board any federal, tax, or regulatory matters that may have a material impact on the Company’s operations and the financial statements, related Company compliance programs and policies, and programs and reports received from regulators, and shall monitor the Company’s compliance efforts.

     4.23 Evaluate annually the performance of the Committee and review this Charter recommending any changes to the Board, accordingly.

     4.24. Regularly report to the Board, through its chairperson, with respect to the Committee’s meetings and activities, addressing such matters as the quality of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit function or other matters related to the Committee’s functions and responsibilities.

     4.25. Periodically, but not less than annually, review the Company’s Code of Business Conduct and Ethics.

     4.26. Perform such other functions as assigned by law, the Company’s charter, bylaws and the Board.

5.     MEETINGS:

     5.1. The Committee shall meet as often as may be deemed necessary or appropriate in its judgment and generally at least four times each year, either in person or telephonically. The Committee shall maintain minutes or other records of meetings and activities of the Committee.

     5.2. The Committee shall periodically, but not less than annually, meet in executive session with each of the independent auditors, management and the Company’s principal internal auditor.

     5.3. The majority of the members of the Committee shall constitute a quorum.

PROXY                ASHWORTH, INC.                PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Randall L. Herrel, Sr. and Terence W. Tsang, and each of them individually, as proxies with the power to appoint their substitutes and hereby authorizes them to represent and vote, as designated below, all of the shares of common stock of Ashworth, Inc., held by the undersigned on January 26, 2004, at the annual meeting of stockholders to be held on Wednesday, March 24, 2004, or any adjournment thereof, with like effect as if the undersigned were personally present and voting upon the following matters.

1.	ELECT THREE CLASS II DIRECTORS to serve until the annual meeting of stockholders to be held in the year 2007 and until successors have been duly elected and qualified.

STEPHEN G. CARPENTER JUDITH K. HOFER PHILLIP D. MATTHEWS	| | FOR | | FOR | | FOR	| | WITHOLD AUTHORITY | | WITHOLD AUTHORITY | | WITHOLD AUTHORITY

2.	ELECT ONE CLASS I DIRECTOR to serve until the annual meeting of stockholders to be held in the year 2006 and until successor has been duly elected and qualified

JAMES B. HAYES	| | FOR	| | WITHOLD AUTHORITY

3.	ELECT ONE CLASS III DIRECTOR to serve until the annual meeting of stockholders to be held in the year 2005 and until successor has been duly elected and qualified

ANDRE P. GAMBUCCI	| | FOR	| | WITHOLD AUTHORITY

4.	TRANSACT such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF STEPHEN G. CARPENTER, JUDITH K. HOFER, PHILLIP D. MATTHEWS, JAMES B. HAYES AND ANDRE P. GAMBUCCI AS DIRECTORS.

THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement furnished herewith and directs that his, her or its votes be cast by the above named proxies in the manner directed herein.

Dated , 2004

Signatures(s) of Stockholder(s)

Signature should agree with the name(s) printed hereon. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. Attorneys should submit powers of attorney.

PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING, OR TO SUBMIT A LATER DATED REVOCATION OR AMENDMENT TO THIS PROXY ON ANY OF THE ISSUES SET FORTH ABOVE.